                            SECOND AMENDMENT TO LEASE

    This SECOND AMENDMENT TO LEASE (this "Second Amendment") is entered into as of February 1, 1997 by and among WEST VALLEY 29 PARTNERS, a Washington general partnership ("Landlord"), EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Eagle"), and EAGLE HARDWARE & GARDEN DISTRIBUTION SERVICES, INC., a wholly owned subsidiary of Eagle ("Distribution").


                                    RECITALS

    A. West Valley and Eagle are parties to a lease dated February 28, 1993 covering premises located at 3102 West Valley Highway, Bldg. "B", Auburn, Washington 98001, as amended on September 15, 1993 (collectively the "Lease").

    B. The parties hereto desire to amend the Lease for the purpose of including Distribution as a tenant and for the purpose of confirming the continuing effect of the Lease.

    NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

    1. The term "Tenant" shall refer to both Eagle and Distribution, each of which will be jointly and severally liable for all of the Tenant's obligations set forth in the Lease.

    2. Except as required to effectuate or implement this Second Amendment, all other terms of the Lease shall remain in full force and effect.

    Executed as of the date first above written.


                                       EAGLE HARDWARE & GARDEN, INC.


                                       By  /s/ Richard T. Takata
                                         --------------------------------------
                                        Its   President
                                           ------------------------------------


                                       EAGLE HARDWARE & GARDEN
                                       DISTRIBUTION SERVICES, INC.


                                       By  /s/ Richard T. Takata
                                         --------------------------------------
                                        Its  President
                                           ------------------------------------



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

                                       WEST VALLEY 29 PARTNERS, a
                                       Washington general partnership

                                       By   J & J PARTNERS, a Washington
                                            general partnership,
                                            Its Managing General Partner


                                            By /s/ John S. Teutsch
                                              ---------------------------------
                                              John S. Teutsch
                                              Managing General Partner


STATE OF WASHINGTON   )
                      )ss.
COUNTY OF KING        )

     I certify that I know or have satisfactory evidence that Richard T. Takata is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the President of EAGLE HARDWARE & GARDEN, INC., to be free and voluntary act of such parties for the uses and purposes mentioned in this instrument.


DATED:    March 5, 1997                           /s/ Sibyl A. Tice
      --------------------             ----------------------------------------
                                                 [Notary Signature]


                                                    Sibyl A. Tice
                                       ----------------------------------------
                                             [Type or Print Name of Notary]

                                       NOTARY  PUBLIC  for  the  State  of
                                       Washington, residing
                                       at        Auburn
                                         -------------------------------------

                                       My appointment expires: 2-14-98
                                                               ---------------

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

     I certify that I know or have satisfactory evidence that Richard T. Takata is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the President of EAGLE HARDWARE & GARDEN DISTRIBUTION SERVICES, INC., to be the free and voluntary act of such parties for the uses and purposes mentioned in this instrument.


DATED:  March 5, 1997                              /s/ Sibyl A. Tice
      ------------------               ----------------------------------------
                                                  [Notary Signature]


                                                    Sibyl A. Tice
                                       ----------------------------------------
                                             [Type or Print Name of Notary]

                                       NOTARY  PUBLIC  for  the  State  of
                                       Washington, residing
                                       at     Auburn
                                         --------------------------------------

                                       My appointment expires:  2-14-98
                                                              -----------------


STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

     I certify that I know or have satisfactory evidence that John S. Teutsch, the Managing General Partner of J & J PARTNERS, the Managing General Partner of WEST VALLEY 29 PARTNERS, a Washington general partnership, is the person who appeared before me, and said person acknowledged that he signed this instrument on behalf of the partnership, acknowledged it to be free and voluntary act of the partnership for the uses and purposes mentioned in this instrument, and on oath stated that he was authorized to execute this instrument.

DATED:  February 11, 1997                        /s/ Andrea L. Siegel
      ----------------------           ----------------------------------------
                                                  [Notary Signature]


                                                   Andrea L. Siegel
                                       ----------------------------------------
                                            [Type or Print Name of Notary]

                                       NOTARY  PUBLIC  for  the  State  of
              [SEAL]                   Washington, residing
                                       at  Seattle
                                         --------------------------------------

                                       My appointment expires:  5-24-98
                                                              -----------------



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